                                                                   EXHIBIT 10.11

                                                                  Execution Copy

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                              AMENDED AND RESTATED
                       GUARANTEE AND COLLATERAL AGREEMENT

                                     made by

                               NBC HOLDINGS CORP.,

                             NBC ACQUISITION CORP.,

                           NEBRASKA BOOK COMPANY, INC.

                                       and

                              SPECIALTY BOOKS, INC.

                                   in favor of

                              JPMORGAN CHASE BANK,
                             as Administrative Agent

                         Dated as of February 13, 1998,
     as amended and restated as of December 10, 2003 and as further amended and restated as of March 4, 2004

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

                                TABLE OF CONTENTS

                                                                                                                       Page
SECTION 1.   DEFINED TERMS.......................................................................................       2
         1.1   Definitions.......................................................................................       2
         1.2   Other Definitional Provisions.....................................................................       5

SECTION 2.   GUARANTEE...........................................................................................       5
         2.1   Guarantee.........................................................................................       5
         2.2   Right of Contribution.............................................................................       6
         2.3   No Subrogation....................................................................................       6
         2.4   Amendments, etc. with respect to the Borrower Obligations.........................................       6
         2.5   Guarantee Absolute and Unconditional..............................................................       7
         2.6   Reinstatement.....................................................................................       8
         2.7   Payments..........................................................................................       8

SECTION 3.   GRANT OF SECURITY INTEREST..........................................................................       8

SECTION 4.   REPRESENTATIONS AND WARRANTIES......................................................................       9
         4.1   Representations in Credit Agreement...............................................................       9
         4.2   Title; No Other Liens.............................................................................       9
         4.3   Perfected First Priority Liens....................................................................      10
         4.4   Jurisdiction of Organization; Chief Executive Office..............................................      10
         4.5   Inventory and Equipment...........................................................................      10
         4.6   Farm Products.....................................................................................      10
         4.7   Investment Property...............................................................................      10
         4.8   Receivables.......................................................................................      11
         4.9   Intellectual Property.............................................................................      11

SECTION 5.   COVENANTS...........................................................................................      11
         5.1   Covenants in Credit Agreement.....................................................................      11
         5.2   Delivery of Instruments, Certificated Securities and Chattel Paper................................      11
         5.3   Maintenance of Perfected Security Interest; Further Documentation.................................      12
         5.4   Changes in Locations, Name, etc...................................................................      12
         5.5   Notices...........................................................................................      12
         5.6   Investment Property...............................................................................      13
         5.7   Receivables.......................................................................................      14
         5.8   Intellectual Property.............................................................................      14

SECTION 6.   REMEDIAL PROVISIONS.................................................................................      15
         6.1   Certain Matters Relating to Receivables...........................................................      15
         6.2   Communications with Obligors; Grantors Remain Liable..............................................      16
         6.3   Pledged Stock.....................................................................................      16
         6.4   Proceeds to be Turned Over To Administrative Agent................................................      17
         6.5   Application of Proceeds...........................................................................      18
         6.6   Code and Other Remedies...........................................................................      18

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                                                                              ii

         6.7   Registration Rights...............................................................................      19
         6.8   Deficiency........................................................................................      20

SECTION 7.   THE ADMINISTRATIVE AGENT............................................................................      20
         7.1   Administrative Agent's Appointment as Attorney-in-Fact, etc.......................................      20
         7.2   Duty of Administrative Agent......................................................................      22
         7.3   Execution of Financing Statements.................................................................      22
         7.4   Authority of Administrative Agent.................................................................      22

SECTION 8.   MISCELLANEOUS.......................................................................................      22
         8.1   Amendments in Writing.............................................................................      22
         8.2   Notices...........................................................................................      23
         8.3   No Waiver by Course of Conduct; Cumulative Remedies...............................................      23
         8.4   Enforcement Expenses; Indemnification.............................................................      23
         8.5   Successors and Assigns............................................................................      23
         8.6   Set-Off...........................................................................................      24
         8.7   Counterparts......................................................................................      24
         8.8   Severability......................................................................................      24
         8.9   Section Headings..................................................................................      24
         8.10   Integration......................................................................................      24
         8.11   GOVERNING LAW....................................................................................      25
         8.12   Submission To Jurisdiction; Waivers..............................................................      25
         8.13   Acknowledgements.................................................................................      25
         8.14   WAIVER OF JURY TRIAL.............................................................................      26
         8.15   Additional Grantors..............................................................................      26
         8.16   Releases.........................................................................................      26
         8.17   Effect of Amendment and Restatement of the Existing Guarantee and Collateral Agreement...........      26

SCHEDULES

Schedule 1         Notice Addresses
Schedule 2         Investment Property
Schedule 3         Perfection Matters
Schedule 4         Jurisdictions of Organization and Chief Executive Offices
Schedule 5         Inventory and Equipment Locations
Schedule 6         Intellectual Property
Schedule 7         Existing Prior Liens

ANNEXES

Annex 1            Assumption Agreement

             AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT

                  AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT, dated as of February 13, 1998, as amended and restated as of December 10, 2003, and as further amended and restated as of March 4, 2004, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the "Grantors"), in favor of JPMORGAN CHASE BANK, as collateral agent and administrative agent (in such capacity, the "Administrative Agent") for the banks and other financial institutions (the "Lenders") from time to time parties to the Credit Agreement, dated as of February 13, 1998, as amended and restated as of December 10, 2003, and as further amended and restated as of March 4, 2004 (as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among NBC Holdings Corp. ("SuperHoldings"), NBC Acquisition Corp. ("Holdings"), Nebraska Book Company, Inc. (the "Borrower"), the Lenders, the Administrative Agent and the other agents party thereto.

                              W I T N E S S E T H:

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

                  WHEREAS, the Borrower is a member of an affiliated group of companies that includes each other Grantor;

                  WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrower to make valuable transfers to one or more of the other Grantors in connection with the operation of their respective businesses;

                  WHEREAS, the Borrower and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement;

                  WHEREAS, the Borrower and certain of the other Grantors and the Administrative Agent are parties to the Guarantee and Collateral Agreement, dated as of February 13, 1998, as amended and restated as of December 10, 2003 (the "Existing Guarantee and Collateral Agreement"), and executed in connection with the Existing Credit Agreement (as such term is defined in the Credit Agreement); and

                  WHEREAS, it is a condition precedent to the effectiveness of the amendment and restatement of the Existing Credit Agreement and the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Secured Parties;

                  NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and certain of the other Secured Parties to enter into the amendment and restatement of the Existing Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement, each Grantor hereby agrees with the Administrative Agent, for the ratable benefit of the Secured Parties, that, upon the effectiveness of this Agreement, the Existing Guarantee and Collateral Agreement is hereby amended and restated in its entirety as follows:

                            SECTION 1. DEFINED TERMS

                  1.1 Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms which are defined in the Uniform Commercial Code in effect in the State of New York from time to time are used herein as so defined: Accounts, Certificated Security, Chattel Paper, Commercial Tort Claims, Deposit Account, Documents, Equipment, Farm Products, General Intangibles, Instruments, Inventory, Letter-of-Credit Rights and Supporting Obligations.

                  (b) The following terms shall have the following meanings:

                  "Agreement": this Guarantee and Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Borrower Obligations": the collective reference to (i) the unpaid principal of and interest on the Loans and Reimbursement Obligations, (ii) all other obligations and liabilities of the Borrower (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and Reimbursement Obligations and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Administrative Agent or any Lender (or, in the case of any Hedge Agreement referred to below, any Affiliate of any Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the other Loan Documents, any Letter of Credit or any Hedge Agreement entered into by the Borrower with any Lender (or any Affiliate of any Lender) or any other document made, delivered or given in connection therewith and (iii) if agreed upon by the Borrower, the Administrative Agent and any applicable Lender, the obligations of the Borrower in respect of cash management services provided by such Lender (or any Affiliate of such Lender), in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by the Borrower pursuant to the terms of any of the foregoing agreements).

                  "Collateral": as defined in Section 3.

                  "Collateral Account": any collateral account established by the Administrative Agent as provided in Section 6.1 or 6.4.

                  "Copyrights": (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed in Schedule 6), all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and
         (ii) the right to obtain all renewals thereof.

                  "Copyright Licenses": any written agreement naming any Grantor as licensor or licensee (including, without limitation, those listed in Schedule 6), granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

                  "Guarantor Obligations": with respect to any Guarantor, the collective reference to (i) the Borrower Obligations, (ii) all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement or any other Loan Document to which such Guarantor is a party and (iii) if agreed upon by the applicable Guarantor, the Administrative Agent and any applicable Lender, the obligations of such Guarantor in respect of cash management services provided by such Lender (or any Affiliate of such Lender), in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document).

                  "Guarantors": the collective reference to each Grantor other than the Borrower.

                  "Hedge Agreements": as to any Person, all interest rate swaps, caps or collar agreements or similar arrangements entered into by such Person providing for protection against fluctuations in interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

                  "Intellectual Property": the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

                  "Intercompany Note": any promissory note evidencing loans made by any Grantor to SuperHoldings or any of its Subsidiaries.

                  "Investment Property": the collective reference to (i) all "investment property" as such term is defined in Section 9-102(a)(49) of the New York UCC and (ii) whether or not constituting "investment property" as so defined, all Pledged Notes and all Pledged Stock.

                  "Issuers": the collective reference to each issuer of a Pledged Stock.

                  "New York UCC": the Uniform Commercial Code as from time to time in effect in the State of New York.

                  "Obligations": (i) in the case of the Borrower, the Borrower Obligations, and (ii) in the case of each Guarantor, its Guarantor Obligations.

                  "Patents": (i) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith, including, without limitation, any of the foregoing referred to in Schedule 6,
         (ii) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to in Schedule 6, and (iii) all rights to obtain any reissues or extensions of the foregoing.

                  "Patent License": all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in Schedule 6.

                  "Pledged Notes": all promissory notes listed on Schedule 2, all Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor (other than promissory notes issued in connection with extensions of trade credit by any Grantor in the ordinary course of business).

                  "Pledged Stock": the shares of Capital Stock listed on
         Schedule 2, together with any other shares, stock certificates, options or rights of any nature whatsoever in respect of the Capital Stock of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect.

                  "Proceeds": all "proceeds" as such term is defined in Section 9-102(a)(64) of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

                  "Receivable": any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

                  "Secured Parties": the collective reference to (i) the Administrative Agent, (ii) the Lenders (including, without limitation, any Issuing Lender and any Swing Line Lender), (iii) any other holder from time to time of any of the Obligations and (iv) the permitted successors and assigns of any of the foregoing.

                  "Securities Act": the Securities Act of 1933, as amended.

                  "Trademarks": (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing referred to in Schedule 6, and (ii) the right to obtain all renewals thereof.

                  "Trademark License": any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, any of the foregoing referred to in Schedule 6.

                  1.2 Other Definitional Provisions. (a) The words "hereof," "herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

                  (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                  (c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor's Collateral or the relevant part thereof.

                              SECTION 2. GUARANTEE

                  2.1 Guarantee. (a). Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Secured Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations.

                  (b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

                  (c) Each Guarantor agrees that the Borrower Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Administrative Agent or any other Secured Party hereunder.

                  (d) The guarantee contained in this Section 2 shall remain in full force and effect until all the Borrower Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full, no Letter of Credit shall be outstanding and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Borrower Obligations.

                  (e) No payment made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any other Secured Party from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Borrower Obligations or any payment received or collected from such Guarantor in respect of the Borrower Obligations), remain liable for the Borrower Obligations up to the maximum liability of such Guarantor hereunder until the Borrower Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated.

                  2.2 Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent and the other Secured Parties, and each Guarantor shall remain liable to the Administrative Agent and other Secured Parties for the full amount guaranteed by such Guarantor hereunder.

                  2.3 No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Administrative Agent or any other Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any other Secured Party against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Administrative Agent or any other Secured Party for the payment of the Borrower Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Administrative Agent and the other Secured Parties by the Borrower on account of the Borrower Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Borrower Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Administrative Agent and the other Secured Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Borrower Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

                  2.4 Amendments, etc. with respect to the Borrower Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by the Administrative Agent or any other Secured Party may be rescinded by the Administrative Agent or such other Secured Party and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any other Secured Party, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders or all Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any other Secured Party for the payment of the Borrower Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any other Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Borrower Obligations or for the guarantee contained in this
Section 2 or any property subject thereto.

                  2.5 Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by the Administrative Agent or any other Secured Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Administrative Agent and the other Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Borrower Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any other Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any other Person against the Administrative Agent or any other Secured Party, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Borrower Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent or any other Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any other Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any other Secured Party against any Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

                  2.6 Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any other Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

                  2.7 Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in Dollars at the office of the Administrative Agent located at 270 Park Avenue, New York, New York 10017.

                      SECTION 3. GRANT OF SECURITY INTEREST

                  Each Grantor hereby assigns and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in, all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor's Obligations,:

                  (a) all Accounts;

                  (b) all Chattel Paper;

                  (c) all Deposit Accounts;

                  (d) all Documents;

                  (e) all Equipment;

                  (f) all General Intangibles;

                  (g) all Instruments;

                  (h) all Intellectual Property;

                  (i) all Inventory;

                  (j) all Investment Property;

                  (k) all other property not otherwise described above;

                  (l) all books and records pertaining to the Collateral; and

                  (m) to the extent not otherwise included, all Proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

                  provided, however, that notwithstanding any of the other provisions set forth in this Section 3, this Agreement shall not constitute a grant of a security interest in any property to the extent that such grant of a security interest is prohibited by any Requirements of Law of a Governmental Authority, requires a consent not obtained of any Governmental Authority pursuant to such Requirement of Law or is prohibited by, or constitutes a breach or default under or results in the termination of or requires any consent not obtained under, any contract, license, agreement, instrument or other document evidencing or giving rise to such property or, in the case of any Investment Property, Pledged Stock or Pledged Note, any applicable shareholder or similar agreement, except to the extent that such Requirement of Law or the term in such contract, license, agreement, instrument or other document or shareholder or similar agreement providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable law.

                    SECTION 4. REPRESENTATIONS AND WARRANTIES

                  To induce the Administrative Agent and certain of the other Secured Parties to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby represents and warrants to the Administrative Agent and each other Secured Party that:

                  4.1 Representations in Credit Agreement. In the case of each Guarantor, the representations and warranties set forth in Section 4 of the Credit Agreement as they relate to such Guarantor or to the Loan Documents to which such Guarantor is a party, each of which is hereby incorporated herein by reference, are true and correct, and the Administrative Agent and each other Secured Party shall be entitled to rely on each of them as if they were fully set forth herein, provided that each reference in each such representation and warranty to the Borrower's knowledge shall, for the purposes of this Section 4.1, be deemed to be a reference to such Guarantor's knowledge.

                  4.2 Title; No Other Liens. Except for the security interest granted to the Administrative Agent for the ratable benefit of the Secured Parties pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Credit Agreement, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the

Administrative Agent, for the ratable benefit of the Secured Parties, pursuant to this Agreement or as are permitted by the Credit Agreement.

                  4.3 Perfected First Priority Liens. The security interests granted pursuant to this Agreement upon completion of the filings and other actions specified on Schedule 3 (which, in the case of all filings and other documents referred to on said schedule, have been delivered to the Administrative Agent in completed and, where applicable, duly executed form) constitute valid perfected security interests in all of the Collateral (excluding items 3(c) and 3(k)) in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, as collateral security for such Grantor's Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor and are prior to all other Liens on the Collateral in existence on the date hereof except for (i) unrecorded Liens permitted by the Credit Agreement which have priority over the Liens on the Collateral by operation of law and (ii) Liens described on Schedule 7.

                  4.4 Jurisdiction of Organization; Chief Executive Office. On the date hereof, such Grantor's jurisdiction of organization, identification number from the jurisdiction of organization (if any), and the location of such Grantor's chief executive office or sole place of business or principal residence, as the case may be, are specified on Schedule 4. Such Grantor has furnished to the Administrative Agent a certified charter, certificate of incorporation or other organization document and long-form good standing certificate as of a date which is recent to the date hereof.

                  4.5 Inventory and Equipment. On the date hereof, the Inventory and the Equipment (other than mobile goods) are kept at the locations listed on
Schedule 5.

                  4.6 Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

                  4.7 Investment Property. (a) The shares of Pledged Stock pledged by such Grantor hereunder constitute all the issued and outstanding shares of all classes of the Capital Stock of each Issuer owned by such Grantor.

                  (b) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

                  (c) Each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                  (d) Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement.

                  4.8 Receivables. (a) No amount payable to such Grantor under or in connection with any Receivable is evidenced by any Instrument or Chattel Paper which has not been delivered to the Administrative Agent.

                  (b) None of the obligors on any Receivables is a Governmental Authority.

                  (c) The amounts represented by such Grantor to the Secured Parties from time to time as owing to such Grantor in respect of the Receivables will at such times be accurate.

                  4.9 Intellectual Property. (a) Schedule 6 lists all applications for registration and registered Intellectual Property owned by such Grantor in its own name on the date hereof.

                  (b) On the date hereof, all material Intellectual Property is valid, subsisting, unexpired and enforceable, has not been abandoned and does not infringe the intellectual property rights of any other Person.

                  (c) Except as set forth in Schedule 6, on the date hereof, none of the Intellectual Property is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

                  (d) No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of, or such Grantor's rights in, any Intellectual Property in any respect that could reasonably be expected to have a Material Adverse Effect.

                  (e) No action or proceeding is pending, or, to the knowledge of such Grantor, threatened, on the date hereof (i) seeking to limit, cancel or question the validity of any Intellectual Property or such Grantor's ownership interest therein, or (ii) which, if adversely determined, would have a material adverse effect on the value of any Intellectual Property.

                              SECTION 5. COVENANTS

                  Each Grantor covenants and agrees with the Administrative Agent and the other Secured Parties that, from and after the date of this Agreement until the Obligations shall have been paid in full, no Letter of Credit shall be outstanding and the Commitments shall have terminated:

                  5.1 Covenants in Credit Agreement. In the case of each Guarantor, such Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor or any of its Subsidiaries.

                  5.2 Delivery of Instruments, Certificated Securities and Chattel Paper. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, Certificated Security or Chattel Paper, such Instrument, Certificated Security or Chattel Paper shall be immediately delivered to the Administrative Agent, duly indorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement.

                  5.3 Maintenance of Perfected Security Interest; Further Documentation. (a) Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 4.3 and shall defend such security interest against the claims and demands of all Persons whomsoever.

                  (b) Such Grantor will furnish to the Administrative Agent and the other Secured Parties from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection therewith as the Administrative Agent may reasonably request, all in reasonable detail.

                  (c) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) filing any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and (ii) in the case of Investment Property, Letter-of-Credit Rights and any other relevant Collateral, taking any actions necessary to enable the Administrative Agent to obtain "control" (within the meaning of the applicable Uniform Commercial Code) with respect thereto.

                  5.4 Changes in Locations, Name, etc. Such Grantor will not, except upon 15 days' prior written notice to the Administrative Agent and delivery to the Administrative Agent of all additional financing statements and other documents reasonably requested by the Administrative Agent, if any, necessary to maintain the validity, perfection and priority of the security interests provided for herein:

                  (i) change its jurisdiction of organization or the location of its chief executive office or sole place of business or principal residence, as the case may be, from that referred to in Section 4.4; or

                  (ii) change its name.

                  5.5 Notices. Such Grantor will advise the Administrative Agent and the other Secured Parties promptly, in reasonable detail, of:

                  (a) any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on any of the Collateral which would adversely affect the ability of the Administrative Agent to exercise any of its remedies hereunder; and

                  (b) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

                  5.6 Investment Property. (a) If such Grantor shall become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Administrative Agent and the other Secured Parties, hold the same in trust for the Administrative Agent and the other Secured Parties and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by such Grantor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Investment Property upon the liquidation or dissolution of any Issuer shall be paid over to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Investment Property or any property shall be distributed upon or with respect to the Investment Property pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Administrative Agent, be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Investment Property shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Administrative Agent and the other Secured Parties, segregated from other funds of such Grantor, as additional collateral security for the Obligations.

                  (b) Without the prior written consent of the Administrative Agent (except pursuant to a transaction expressly permitted by the Credit Agreement), such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any Capital Stock of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any Capital Stock of any nature of any Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property or Proceeds thereof, (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Administrative Agent to sell, assign or transfer any of the Investment Property or Proceeds thereof.

                  (c) In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Investment Property issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.8(a) with respect to the Investment Property issued by it and (iii) the terms of Sections 6.3(c) and 6.7 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 with respect to the Investment Property issued by it.

                  5.7 Receivables. (a) Other than in the ordinary course of business consistent with its past practice, such Grantor will not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any Receivable in any manner that could adversely affect the value thereof.

                  (b) Such Grantor will deliver to the Administrative Agent a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than 5% of the aggregate amount of the then outstanding Receivables.

                  5.8 Intellectual Property. (a) Such Grantor (either itself or through licensees) will (i) continue to use each material Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law,
(iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Administrative Agent, for the ratable benefit of the Secured Parties, shall obtain a perfected security interest in such mark pursuant to this Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way.

                  (b) Such Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any material Patent may become forfeited, abandoned or dedicated to the public.

                  (c) Such Grantor (either itself or through licensees) (i) will employ each material Copyright and (ii) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material portion of the Copyrights may become invalidated or otherwise impaired. Such Grantor will not (either itself or through licensees) do any act whereby any material portion of the Copyrights may fall into the public domain.

                  (d) Such Grantor (either itself or through licensees) will not do any act that knowingly uses any material Intellectual Property to infringe the intellectual property rights of any other Person.

                  (e) Such Grantor will notify the Administrative Agent and the other Secured Parties immediately if it knows, or has reason to know, that any application or registration relating to any material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor's ownership of, or the validity of, any material Intellectual Property or such Grantor's right to register the same or to own and maintain the same.

                  (f) Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Administrative Agent within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Administrative Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Administrative Agent may request to evidence the Administrative Agent's and the other Secured Parties' security interest in any Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

                  (g) Such Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the material Intellectual Property, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

                  (h) In the event that any material Intellectual Property is infringed, misappropriated or diluted by a third party, such Grantor shall (i) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the Administrative Agent after it learns thereof and sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.

                         SECTION 6. REMEDIAL PROVISIONS

                  6.1 Certain Matters Relating to Receivables. (a) The Administrative Agent shall have the right to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Administrative Agent may require in connection with such test verifications. At any time and from time to time, upon the Administrative Agent's request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables.

                  (b) The Administrative Agent hereby authorizes each Grantor to collect such Grantor's Receivables, subject to the Administrative Agent's direction and control, and the Administrative Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any `event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Administrative Agent if required, in a Collateral Account maintained under the sole dominion and control of the Administrative Agent, subject to withdrawal by the

Administrative Agent for the account of the Secured Parties only as provided in
Section 6.5, and (ii) until so turned over, shall be held by such Grantor in trust for the Administrative Agent and the other Secured Parties, segregated from other funds of such Grantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

                  (c) At the Administrative Agent's request, each Grantor shall deliver to the Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts.

                  6.2 Communications with Obligors; Grantors Remain Liable. (a) The Administrative Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables to verify with them to the Administrative Agent's satisfaction the existence, amount and terms of any Receivables.

                  (b) Upon the request of the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Receivables that the Receivables have been assigned to the Administrative Agent for the ratable benefit of the Secured Parties and that payments in respect thereof shall be made directly to the Administrative Agent.

                  (c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Administrative Agent nor any other Secured Party shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Administrative Agent or any other Secured Party of any payment relating thereto, nor shall the Administrative Agent or any other Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                  6.3 Pledged Stock. (a) Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the relevant Grantor of the Administrative Agent's intent to exercise its corresponding rights pursuant to Section 6.3(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes, in each case paid in the normal course of business of the relevant Issuer and consistent with past practice, to the extent permitted in the Credit Agreement, and to exercise all voting and corporate or other organizational rights with respect to the Investment Property; provided, however, that no vote shall be cast or corporate or other organizational right exercised or other action taken which, in the Administrative Agent's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

                  (b) If an Event of Default shall occur and be continuing and the Administrative Agent shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Administrative Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Investment Property and make application thereof to the Obligations in the order set forth in Section 6.5, and (ii) any or all of the Investment Property shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Investment Property at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other organizational structure of any Issuer, or upon the exercise by any Grantor or the Administrative Agent of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

                  (c) Each Grantor hereby authorizes and instructs each Issuer of any Investment Property pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Administrative Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Investment Property directly to the Administrative Agent.

                  6.4 Proceeds to be Turned Over To Administrative Agent. In addition to the rights of the Administrative Agent and the other Secured Parties specified in Section 6.1 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Administrative Agent and the other Secured Parties, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Administrative Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Administrative Agent, if required). All Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Administrative Agent in a Collateral Account (or by such Grantor in trust for the Administrative Agent and the other Secured Parties) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 6.5.

                  6.5 Application of Proceeds. At such intervals as may be agreed upon by the Borrower and the Administrative Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Administrative Agent's election, the Administrative Agent may apply all or any part of Proceeds constituting Collateral, whether or not held in any Collateral Account, and any proceeds of the guarantee set forth in Section 2, in payment of the Obligations in the following order:

                  First, to pay incurred and unpaid fees and expenses of the Administrative Agent under the Loan Documents;

                  Second, to the Administrative Agent, for application by it towards payment of amounts then due and owing and remaining unpaid in respect of the Obligations, pro rata among the Secured Parties according to the amounts of the Obligations then due and owing and remaining unpaid to the Secured Parties;

                  Third, to the Administrative Agent, for application by it towards prepayment of the Obligations, pro rata among the Secured Parties according to the amounts of the Obligations then held by the Secured Parties; and

                  Fourth, any balance of such Proceeds remaining after the Obligations shall have been paid in full, no Letters of Credit shall be outstanding and the Commitments shall have terminated shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same.

                  6.6 Code and Other Remedies. If an Event of Default shall occur and be continuing, the Administrative Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Administrative Agent or any other Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any other Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Administrative Agent's request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this

Section 6.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the other Secured Parties hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Administrative Agent may elect, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(3) of the New York UCC, need the Administrative Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Administrative Agent or any other Secured Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

                  6.7 Registration Rights. (a) If the Administrative Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 6.6, and if in the opinion of the Administrative Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Grantor will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Administrative Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Grantor agrees to cause such Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Administrative Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

                  (b) Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that no such private sale shall be deemed to have been made in a commercially unreasonable manner solely because it has had such a result. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

                  (c) Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 6.7 valid and binding and in compliance with any and all other applicable Requirements of Law. Each Grantor further agrees that a breach of any of the covenants contained in this Section 6.7 will cause irreparable injury to the Administrative Agent and the other Secured Parties, that the Administrative Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.7 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

                  6.8 Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any other Secured Party to collect such deficiency.

                       SECTION 7. THE ADMINISTRATIVE AGENT

                  7.1 Administrative Agent's Appointment as Attorney-in-Fact, etc. (a) Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

                  (i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Receivable or with respect to any other Collateral whenever payable;

                  (ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Administrative Agent may request to evidence the Administrative Agent's and the other Secured Parties' security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

                  (iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

                  (iv) execute, in connection with any sale provided for in
         Section 6.6 or 6.7, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

                  (v) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent's and the other Secured Parties' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

         Anything in this Section 7.1(a) to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

                  (b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

                  (c) The expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due Revolving Credit Loans that are Base Rate Loans under the Credit Agreement, from the date of payment by the Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Administrative Agent on demand.

                  (d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this

Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

                  7.2 Duty of Administrative Agent. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither the Administrative Agent, any other Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Administrative Agent and the other Secured Parties hereunder are solely to protect the Administrative Agent's and the other Secured Parties' interests in the Collateral and shall not impose any duty upon the Administrative Agent or any other Secured Party to exercise any such powers. The Administrative Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

                  7.3 Execution of Financing Statements. Pursuant to any applicable law, each Grantor authorizes the Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Administrative Agent reasonably determines appropriate to perfect the security interests of the Administrative Agent under this Agreement. Each Grantor authorizes the Administrative Agent to use the collateral description "all personal property" in any such financing statements. Each Grantor hereby ratifies and authorizes the filing by the Administrative Agent of any financing statement with respect to the Collateral made prior to the date hereof.

                  7.4 Authority of Administrative Agent. Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the other Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

                            SECTION 8. MISCELLANEOUS

                  8.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with subsection 10.1 of the Credit Agreement.

                  8.2 Notices. All notices, requests and demands to or upon the Administrative Agent or any Grantor hereunder shall be effected in the manner provided for in subsection 10.2 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1.

                  8.3 No Waiver by Course of Conduct; Cumulative Remedies. Neither the Administrative Agent nor any other Secured Party shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such other Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

                  8.4 Enforcement Expenses; Indemnification. (a) Each Guarantor agrees to pay or reimburse each Secured Party, including the Administrative Agent, for all its reasonable out-of-pocket costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Guarantor is a party, including, without limitation, the reasonable fees and disbursements of one counsel (including the allocated fees and expenses of in-house counsel) to each Secured Party (other than the Administrative Agent) and of counsel to the Administrative Agent.

                  (b) Each Guarantor agrees to pay, and to save the Administrative Agent and the other Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

                  (c) Each Guarantor agrees to pay, and to save the Administrative Agent and the other Secured Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to subsection 10.5 of the Credit Agreement.

                  (d) The agreements in this Section 8.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

                  8.5 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Administrative Agent and the other Secured Parties and their successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

                  8.6 Set-Off. Each Grantor hereby irrevocably authorizes the Administrative Agent and each other Secured Party at any time and from time to time while an Event of Default shall have occurred and be continuing, without notice to such Grantor or any other Grantor, any such notice being expressly waived by each Grantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Administrative Agent or such other Secured Party to or for the credit or the account of such Grantor, or any part thereof in such amounts as the Administrative Agent or such other Secured Party may elect, against and on account of the obligations and liabilities of such Grantor to the Administrative Agent or such other Secured Party hereunder and claims of every nature and description of the Administrative Agent or such other Secured Party against such Grantor, in any currency, whether arising hereunder, under the Credit Agreement, any other Loan Document or otherwise, as the Administrative Agent or such other Secured Party may elect, whether or not the Administrative Agent or any other Secured Party has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Administrative Agent and each other Secured Party shall notify such Grantor promptly of any such set-off and the application made by the Administrative Agent or such other Secured Party of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and each other Secured Party under this Section 8.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent or such other Secured Party may have.

                  8.7 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  8.8 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  8.9 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                  8.10 Integration. This Agreement and the other Loan Documents represent the agreement of the Grantors, the Administrative Agent and the other Secured Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any other Secured Party relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

                  8.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  8.12 Submission To Jurisdiction; Waivers. Each Grantor hereby irrevocably and unconditionally:

                  (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                  (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 8.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

                  (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                  (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

                  8.13 Acknowledgements. Each Grantor hereby acknowledges that:

                  (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

                  (b) neither the Administrative Agent nor any other Secured Party has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Administrative Agent and other Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

                  (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Grantors and the Secured Parties.

                  8.14 WAIVER OF JURY TRIAL. EACH OF THE GRANTORS AND THE ADMINISTRATIVE AGENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

                  8.15 Additional Grantors. Each Subsidiary of the Borrower, Holdings and SuperHoldings that is required to become a party to this Agreement pursuant to subsection 6.10(c) of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

                  8.16 Releases. (a) At such time as the Loans, the Reimbursement Obligations and the other Obligations shall have been paid in full, the Commitments have been terminated and no Letters of Credit shall be outstanding, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Administrative Agent shall deliver to such Grantor any Collateral held by the Administrative Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

                  (b) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Administrative Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral. At the request and sole expense of the Borrower, a Subsidiary Guarantor shall be released from its obligations hereunder in the event that all the Capital Stock of such Subsidiary Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement; provided that the Borrower shall have delivered to the Administrative Agent, at least ten Business Days prior to the date of the proposed release, a written request for release identifying the relevant Subsidiary Guarantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Borrower stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.

                  8.17 Effect of Amendment and Restatement of the Existing Guarantee and Collateral Agreement.

This Agreement shall be deemed to be an amendment to and restatement of the Existing Guarantee and Collateral Agreement and the Existing Guarantee and Collateral Agreement as amended and restated hereby shall remain in full force and effect and is hereby ratified and confirmed in all respects. All references to the Existing Guarantee and Collateral Agreement in any other agreement or document shall, on and after the Closing Date, be deemed to refer to the Existing Guarantee and Collateral Agreement as amended and restated hereby. Each Grantor agrees, acknowledges and affirms that:

                  (i) each of this Agreement and the other Security Documents to which it is a party shall remain in full force and effect and shall constitute security for all extensions of credit pursuant to the Existing Credit Agreement as amended and restated by the Credit Agreement;

                  (ii) all of its obligations, liabilities and indebtedness under this Agreement and the other Security Documents to which it is a party remain in full force and effect on a continuous basis, unpaid, unimpaired, uninterrupted and undischarged, after giving effect to the amendment and restatement of the Existing Credit Agreement pursuant to the Credit Agreement and the amendment and restatement of the Existing Guarantee and Collateral Agreement pursuant to this Agreement;

                  (iii) all of the Liens and security interests created and arising under this Agreement and the other Security Documents to which it is a party remain in full force and effect on a continuous basis, unpaid, unimpaired, uninterrupted and undischarged, and having the same perfected status and priority, after giving effect to the amendment and restatement of the Existing Credit Agreement pursuant to the Credit Agreement and the amendment and restatement of the Existing Guarantee and Collateral Agreement pursuant to this Agreement, as collateral security for the Obligations; and

                  (iv) any reference to the Existing Guarantee and Collateral Agreement appearing in any Loan Document shall on and after the Closing Date be deemed to refer to the Existing Guarantee and Collateral Agreement as amended and restated hereby.

                  IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

                                     NBC HOLDINGS CORP.

                                     By: /s/ MARK L. BONO
                                         ---------------------------------------
                                         Name: MARK L. BONO
                                         Title: PRESIDENT, SECRETARY & TREASURER

                                     NBC ACQUISITION CORP.

                                     By: /s/ ALAN G. SIEMEK
                                         ---------------------------------------
                                         Name: ALAN G. SIEMEK
                                         Title: TREASURER

                                     NEBRASKA BOOK COMPANY, INC.

                                     By: /s/ ALAN G. SIEMEK
                                         ---------------------------------------
                                         Name: ALAN G. SIEMEK
                                         Title: CHIEF FINANCIAL OFFICER,
                                                TREASURER & ASSISTANT SECRETARY

                                     SPECIALTY BOOKS, INC.

                                     By: /s/ ALAN G. SIEMEK
                                         ---------------------------------------
                                         Name: ALAN G. SIEMEK
                                         Title: TREASURER

                                     JPMORGAN CHASE BANK,
                                     as Administrative Agent

                                     By: /s/ NEIL R. BOYLAN
                                         ---------------------------------------
                                         Name: NEIL R. BOYLAN
                                         Title: MANAGING DIRECTOR

                                                                      Schedule 1

                         NOTICE ADDRESSES OF GUARANTORS

SuperHoldings:             NBC Holdings Corp.
                           c/o Weston Presidio Capital
                           200 Clarendon Street, John Hancock
                           Tower, 50th Fl
                           Boston, MA 02116
                           Attention: Mark L. Bono
                           Fax: 617- 988-2515

Holdings:                  NBC Acquisition Corp.
                           4700 South 19th Street
                           Lincoln, Nebraska 68501
                           Attention: Chief Financial Officer
                           Fax: 402-421-0507

Specialty Books, Inc.:     Specialty Books, Inc.
                           4700 South 19th Street
                           Lincoln, Nebraska 68501
                           Attention: Chief Financial Officer
                           Fax: 402-421-0507

                                                                      Schedule 2

                       DESCRIPTION OF INVESTMENT PROPERTY

PLEDGED STOCK:

                                               Class of                                   No. of
            Issuer                              Stock         Stock Certificate No.       Shares
Nebraska Book Company, Inc.                    Common                  1                       100

Specialty Books, Inc.                          Common                  1                       100

NBC Acquisition Corp.                          Common                209                 512799.23

PLEDGED NOTES:

         Issuer            Payee               Principal Amount

None.

                                                                      Schedule 3

                       FILINGS AND OTHER ACTIONS REQUIRED
                          TO PERFECT SECURITY INTERESTS

                         Uniform Commercial Code Filings

      Grantor                        State                                   Jurisdiction
      -------                        -----                                   ------------
Holdings                              DE                                  Secretary of State

Borrower                              KS                                  Secretary of State

Specialty Books, Inc.                 DE                                  Secretary of State

SuperHoldings                         DE                                  Secretary of State

                     Patent, Trademark and Copyright Filings

U.S. Patent and Trademark Office filing in respect of the following trademarks:
TRADITIONS, GIVE US THE FINGER and GIVE US A CLICK as set forth on Schedule 6. Filings with the U.S. Patent and Trademark Office have been previously made by Administrative Agent in respect of each other trademark listed on Schedule 6.

Filings with the Copyright Office of the United States Library of Congress have been previously made by Administrative Agent in respect of each of the copyrights listed on Schedule 6.

                     Actions with respect to Pledged; Stock

Certificates representing shares of Pledged Stock of the Borrower and Specialty Books, Inc. have previously been delivered to Administrative Agent with undated stock powers executed in blank attached thereto. Administrative Agent to maintain possession of the certificates representing the Pledged Stock in the State of New York. A certificate representing shares of Pledged Stock of Holdings shall be delivered to Administrative Agent at closing together with an undated stock power executed in blank attached thereto.

                                  Other Actions

File continuation statements as required by Article 9 of the New York UCC.

                                                                      Schedule 4

                    LOCATION OF JURISDICTION OF ORGANIZATION
                           AND CHIEF EXECUTIVE OFFICE

Grantor's Name and                         Location of Chief         Organizational ID
Jurisdiction of Organization               Executive Office          Number
----------------------------               ----------------          -----------------
NBC Acquisition Corp., a Delaware          Lincoln, Nebraska              2512222
corporation

Nebraska Book Co., Inc., a Kansas          Lincoln, Nebraska              0326793
corporation

Specialty Books, Inc., a Delaware          Lincoln, Nebraska              3512386
corporation

NBC Holdings Corp., a Delaware             Lincoln, Nebraska              3757739
corporation

                                                                      Schedule 5

                       LOCATION OF INVENTORY AND EQUIPMENT

NBC Acquisition Corp.:  None.

Nebraska Book Company, Inc. has collateral at the following locations:

LOCATION                ENTITY NAME /
NUMBER                  LOCATION ADDRESS
---------               ------------------------
080                     Nebraska Book Company, Inc.
                        4700 So. 19th Street
                        Lincoln, NE  68512

080-2                   Nebraska Book Company, Inc.,
                        5240 So. 19th Street
                        Lincoln, NE  68512

080-3                   Nebraska Book Company, Inc.
                        5001 So. 19th Street
                        Lincoln, NE  68512

080-4                   South Carolina Book Co.
                        523 Jasper St.
                        West Columbia, SC  29169

081                     College Book Company
                        6590 Darin Way
                        Cypress, CA  90630

101                     Lemox Book Co.
                        1240 Center St.
                        Bowling Green, KY  42101-3427

101-2                   Hilltopper College Book Depot
                        111 Old Morgantown Rd.
                        Bowling Green, KY  42101

102                     The Book Stop
                        931 16th St.
                        Greeley, CO  80631-5511

103                     the College Store
                        320 36th Street
                        Bellingham, WA  98225

LOCATION                ENTITY NAME /
NUMBER                  LOCATION ADDRESS
---------               ------------------------
104                     Boomer Book Company
                        1337 W. Lindsey
                        Norman, OK 73069

104-2                   Sooner Textbooks
                        1305 South Jenkins
                        Norman, OK 73072-6502

105                     Rocky Top Books
                        2116 W. Cumberland Ave.
                        Knoxville, TN  37516

105-2                   Rocky Top East
                        1649 West Cumberland Ave.
                        Knoxville, TN  37916

106                     Ned's Bookstore
                        135 East Grand River Ave.
                        East Lansing, MI  48823

106-2                   Ned's Bookstore
                        125-133 East Grand River Ave.
                        East Lansing, MI 48823

107                     Ned's Bookstore
                        707 W. Cross St.
                        Ypsilanti, MI 48197

107-2                   Ned's COB Bookstore
                        4 North Adams
                        Ypsilanti, MI  48197

107-3                   Ned's Warehouse
                        306 W. Cross St.
                        Ypsilanti, MI  48197

107-4                   Concordia College Bookstore
                        4090 Geddes Road
                        Ann Arbor, MI  48105

LOCATION                ENTITY NAME /
NUMBER                  LOCATION ADDRESS
---------               ------------------------
109                     Wayne County College Bookstore
                        9555 Haggerty Road
                        Belleville, MI  48111

109-1                   Wayne County College Bookstore
                        21000 Northline
                        Taylor, MI  48180

109-2                   Wayne County College Bookstore
                        1001 West Fort St.
                        Detroit, MI  48226

109-3                   Wayne County College Bookstore
                        5901 Connor
                        Detroit, MI  48213

109-4                   Wayne County College Bookstore
                        8551 Greenfield
                        Detroit, MI  48228

110                     Ned's Berkeley Bookstore
                        2480 Bancroft Way
                        Berkeley, CA  94704

110-2                   Ned's Berkeley Bookstore
                        2470 Bancroft Way
                        Berkeley, CA  94704

110-3                   Ned's Berkeley Warehouse
                        2035 Blake St.
                        Berkeley, CA  94704

110-4                   Ned's Berkeley Book Store - Boalt Hall
                        University of California Berkeley School of Law
                        Berkeley, CA  94720

112                     College Book Rack
                        1456 W. International Speedway Blvd.
                        Daytona Beach, FL  32114

LOCATION                ENTITY NAME /
NUMBER                  LOCATION ADDRESS
---------               ------------------------
114                     Lemox College Book & Supply
                        10872 SW 104th St.
                        Miami, FL  33176

116                     the College Store
                        824 W. Walnut St.
                        Johnson City, TN  37604

117                     College Book Warehouse
                        1819 S. Brook St.
                        Louisville, KY  40208

118                     the College Store
                        12002 College Blvd.
                        Overland Park, KS  66210

119                     University Book Shop
                        1116 West 23rd Street
                        Lawrence, KS  66046

120                     South Carolina Book Store
                        801 Main St.
                        Columbia, SC  29202

120-2                   Carolina Spirit Shop
                        633 Main St.
                        Columbia, SC  29201

121                     University Books of Charleston
                        360 King St.
                        Charleston, SC  29401

123                     The Antelope Bookstore
                        1015 West 27th Street
                        Kearney, NE  68849-5320

124                     University Book & Supply
                        1090 Lancaster Road
                        Richmond, KY  40475

LOCATION                ENTITY NAME /
NUMBER                  LOCATION ADDRESS
---------               ------------------------
125                     Saluki Bookstores
                        701 E. Grand
                        Carbondale, IL  62901

125-2                   Saluki Bookstore
                        509 S. Illinois
                        Carbondale, IL  62901

126                     Eagle Pride Bookstore
                        1110 Shelton St.
                        Chadron, NE  69337

127                     Big Red Shop
                        Westfield Shopping Center
                        Lincoln, NE  68505

130                     Prairie Wolves Bookstore
                        Nebraska Wesleyan Univ.
                        Lincoln, NE  68504

131                     Rebelbooks
                        4702 S. Maryland Parkway
                        Las Vegas, NV  89119

132                     Wayne State College Bookstore
                        1111 Main Street
                        Wayne, NE  68787

133                     GotUsed Bookstore
                        3601 Forbes Ave.
                        Pittsburgh, PA  15213

134                     the College Store
                        744 Locust Ave.
                        Indiana, PA  15701-2987

135                     Nebraska Bookstore
                        1300 "Q" Street
                        Lincoln, NE 68508

LOCATION                ENTITY NAME /
NUMBER                  LOCATION ADDRESS
---------               ------------------------
136                     the College Store
                        1015 S. Rural Road
                        Tempe, AZ 85281

137                     the College Store
                        600 Riordan Rd.
                        Flagstaff, AZ 86001

137-2                   University Text & Tools
                        1405 So. Plaza Way
                        Flagstaff, AZ 86001

138                     University Book Centre
                        206 East College Ave.
                        State College, PA 16801

139                     Arizona Book Store
                        815 North Park Avenue
                        Tucson, AZ 85719

139-2                   Rother's Bookstore
                        501 North Park Ave, Unit 110
                        Tucson, AZ  85719

140                     Tech Bookstore
                        118 South Main
                        Blacksburg, VA  24060

141                     Collegiate Book Exchange
                        504 N. McKinley Avenue
                        Muncie, IN 47303

142                     The College Store
                        282 E. Exchange St.
                        Akron, OH 44308

143                     the College Store
                        2812 Colonel Glenn Highway
                        Fairborn, OH 45324

LOCATION                ENTITY NAME /
NUMBER                  LOCATION ADDRESS
---------               ------------------------
144                     College Town
                        1770-1778 North High St.
                        Columbus, OH 43201

146                     Georgia Bookstore
                        124 Edgewood Ave., NE
                        Atlanta, GA 30303-3015

147                     the College Store
                        807 Paul W. Bryant Dr.
                        Tuscaloosa, AL  35401-1215

148                     University Book Center
                        1109 Union Street
                        Valparaiso, IN  46383-6493

149                     Specialty Books
                        5 North Court St.
                        Athens, OH 45701

150                     the College Store
                        4790 S. Hagadom Rd., Ste. 138
                        East Lansing, MI  48823

151                     Ulrich's Bookstore
                        549 East University Avenue
                        Ann Arbor, MI  48107

152                     Textbook Outlet
                        2604 N. Squirrel Road
                        Auburn Hills, MI  48326

153                     Michigan Book & Supply
                        317 South State St.
                        Ann Arbor, MI  48104

154                     Campus Book & Supply
                        1078 Huron River Road
                        Ypsilanti, MI  48197

LOCATION                ENTITY NAME /
NUMBER                  LOCATION ADDRESS
---------               ------------------------
156                     The Campus Store
                        1700 W. Third Ave.
                        Flint, MI 48504

157                     Dominion Bookstore
                        1074 W. 47th St.
                        Norfolk, VA  23508-1910

159                     the College Store
                        60 Maple Road
                        Amherst, NY  14221

161                     L & M Bookstore
                        1716 N. Main Ave.
                        San Antonio, TX  78212-3938

162                     L & M UTSA Bookstore
                        15503 Babock Rd.
                        San Antonio, TX  78255-1160

163                     Campus Bookstore
                        3006 S. University Ave., #112
                        Little Rock, AR  72204

164                     Cowboy Book
                        520 West Elm
                        Stillwater, OK  74074-3013

165                     Voertman's
                        1314 W. Hickory
                        Denton, TX  76201

166                     Colloquim Books
                        320 University Drive
                        San Marcos, TX  78666

                        Colloquim Too!
                        700 N. LBJ
                        San Marcos, TX  78666

LOCATION                ENTITY NAME /
NUMBER                  LOCATION ADDRESS
---------               ------------------------
167                     South Texas Book & Supply
                        1516 W. University Dr.
                        Edinburg, TX  78539

                        South Texas Book & Supply, Too!
                        2601 W. Pecan
                        McAllen, TX  78501

168                     Double T Bookstore
                        3204 4th St.
                        Lubbock, TX  79415

                        Double T Bookstore II
                        414019th St.
                        Lubbock, TX  79415

                        Double T Bookstore III
                        1103 University Ave.
                        Lubbock, TX  79401

169                     Prince George's Community College Bookstore
                        301 Largo Road
                        Largo, MD  20774-2199

170                     Maryland Book Exchange
                        4500 College Avenue
                        College Park, MD  20740

171                     University Book Store
                        3003 Forest Avenue
                        Des Moines, IA  50311

171-2                   D-Shoppe
                        Olmstead Center Bldg.
                        Des Moines, IA  50311

172                     The Bookbridge
                        3951 Vestal Parkway East
                        Vestal, NY  13850

LOCATION                ENTITY NAME /
NUMBER                  LOCATION ADDRESS
---------               ------------------------
173                     Maverick Bookstore
                        230 Stadium Road
                        Mankato, MN  56001

175                     College Bookstore
                        2370 W. W. Thorne Dr.
                        Houston, TX  77073

175-2                   College Bookstore
                        20127 Aldine Westfield Road
                        Humble, TX  77338

176                     the College Store
                        620 W. Park Row
                        Arlington, TX  76010

177                     Varsity Book Store
                        6413 Hillcrest Ave.
                        Dallas, TX  75202

178                     Spirit Shop
                        2424 Broadway
                        Lubbock, TX  79401

191                     East Tenn State University Bookstore
                        J.L. Seehorn Jr., Drive
                        Johnson City, TN  37604

192                     Western Int'l University Bookstore
                        Main Campus
                        9215 N. Black Canyon Highway
                        Phoenix, AZ  85021

193                     The Textbook Company
                        1840 W. Southern Ave. #1
                        Mesa, AZ  85202

194                     Spartan Bookstore
                        Michigan State University
                        International Center
                        East Lansing, MI  48824-1035

LOCATION                ENTITY NAME /
NUMBER                  LOCATION ADDRESS
---------               ------------------------
195                     Stadium Bookstore
                        1949 Fifth Avenue
                        Huntington, WV  25703

196                     Packbackers Student Bookstore
                        2900 Hillsborough
                        Raleigh, NC  27607

198                     Radford Book Exchange
                        214 Tyler Ave.
                        Radford, VA  24141

199                     College Book & Supply
                        12140 Collegiate Way, Ste. 140
                        Orlando, FL  32817

199-2                   Knight's Corner
                        12209 University Blvd.
                        Orlando, FL  32817

200                     Florida Book Store
                        1614 W. University Ave.
                        Gainesville, FL  32603

200-2                   Florida Book Store Volume II
                        2010 SW 34th St.
                        Gainesville, FL  32607

201                     Rother's Bookstore (Northgate)
                        303 College Ave.
                        College Station, TX  77840

201-1                   Rother's Bookstore (Geo Bush)
                        340 George Bush Drive
                        College Station, TX  77840

201-2                   Rother's Bookstore (Woodstone)
                        907C Harvey Road
                        College Station, TX  77840

LOCATION                ENTITY NAME /
NUMBER                  LOCATION ADDRESS
---------               ------------------------
202                     Bevo's Bookstore
                        11900 Metric Blvd., Suite B
                        Austin, TX  78758

206                     Rother's Bookstore
                        425 North LBJ
                        San Marcos, TX  78666

207                     Rother's Bookstore
                        3503 Elgin
                        Houston, TX  77004

208                     Bevo's ACC Bookstore
                        1202 West Ave.
                        Austin, TX  78701

214                     Rother's Bookstore
                        525 Dutton Ave.
                        Waco, TX  76706

214-2                   University Bookstore & Sprit Shop
                        1205 So. 8th Street
                        Waco, TX 76706

215                     Rother's Bookstore
                        2008 E. 29th St.
                        Bryan, TX 77802

216                     Varsity Book Store
                        315 East College Street
                        Nacogdoches, TX  75963

217                     Rother's Bookstore
                        1603 W. Washington
                        Stephenville, TX  76401

218                     Rother's Bookstore
                        2301 Midwestern Parkway, Suite 106
                        Wichita Falls, TX  76308

LOCATION                ENTITY NAME /
NUMBER                  LOCATION ADDRESS
---------               ------------------------
376                     NBC Graphics
                        360 Graham Road
                        College Station, TX  77845

677                     College Store Design
                        3701 Union Drive, Ste 100
                        Lincoln, NE  68516

690                     TheCampusHub.com
                        3701 Union Drive, Ste 100
                        Lincoln, NE  68516

684                     Connect2One
                        5412 Courseview Dr., Ste. 250
                        Mason, OH  45040-2364

Specialty Books, Inc. has collateral at the following locations:

682-2                   Specialty Books, Inc.
                        6000 Poston Road
                        Athens, OH 45701

                                                                      Schedule 6

                              INTELLECTUAL PROPERTY

TRADEMARKS

      Trademark           Serial No.   Registration No.          Jurisdiction              Owned by
      ---------           ----------   ----------------          ------------              --------
GOT USED                  76/294619        2633247               U.S. Federal        Nebraska Book Company,
                                                                                     Inc.

CONNECT2ONE               76/119855        2480012               U.S. Federal        Nebraska Book Company,
                                                                                     Inc.

WEBPRISM                  75/925323        N/A                   U.S. Federal        Nebraska Book Company,
                                                                                     Inc.

NBCPRISM                  75/925321        2568157               U.S. Federal        Nebraska Book Company,
                                                                                     Inc.

NBC GRAPHICS COLLEGIATE   75/820627        2530469               U.S. Federal        Nebraska Book Company,
WEAR "NO BETTER CHOICE"                                                              Inc.
and Design

NBC and Design            73/457327        1312759               U.S. Federal        Nebraska Book Company,
                                                                                     Inc.

CAMPUSHUB                 75/925306        N/A                   U.S. Federal        Nebraska Book Company,
                                                                                     Inc.

SPECIALTY BOOKS           75/204128        2222166               U.S. Federal        Specialty Books, Inc

TRADITIONS                78/344625        N/A                   U.S. Federal        Nebraska Book Company,
                                                                                     Inc.

GIVE US THE FINGER        76/082301        N/A                   U.S. Federal        Nebraska Book Company,
                                                                                     Inc.

GIVE US A CLICK           76/082507        2759396               U.S. Federal        Nebraska Book Company,
                                                                                     Inc.

COPYRIGHTS

              Title              Registration No.            Jurisdiction                  Owned By
              -----              ----------------            ------------                  --------
Nebraska Book Company's buyer's    TX757441                  U.S. Federal          Nebraska BookCompany,
guide                                                                              Inc.

Textbook buyers guide              TX653450                  U.S. Federal          Nebraska Book Company,
                                                                                   Inc.

                                                                      Schedule 7

                               EXISTING LIENS (1)

1. General Electric Capital Corporation has a lien on the described equipment and all additions and replacement thereto. (2)

2.       BCL Capital has a lien on the listed equipment. (3)

3.       West Group has a lien on certain inventory sold on consignment. (4)

4.       NBD Equipment Finance, Inc. has a lien on listed equipment. (5)

5.       Toyota Motor Credit Corp. has a lien on a forklift. (6)

6. Mitel Capital Corporation has a lien on stated hardware and related software and accessories. (7)

7.       Bane One Leasing Corporation has a lien on listed equipment. (8)

8.       US Bancorp has a lien on listed equipment. (9)

9.       IKON Office Solutions has a lien on listed equipment. (10)

-----------------

(1) Certain liens in favor of JP Morgan Chase Bank and Chemical Bank, which have been previously disclosed to Administrative Agent's counsel, remain filed in their respective filing jurisdictions.

(2) Filed with the Nebraska Secretary of State. Filing states that financing statement is filed for notice purposes only.

(3) Filed with Nebraska Secretary of State. Filing states that financing statement is for informational purposes only.

(4) Filed with Nebraska Secretary of State.

(5) Filed with Nebraska Secretary of State. Filing states "No Security Interest
- True Lease Transaction - Precautionary Only".

(6) Filed with Nebraska Secretary of State. Filing states "This financing statement is for information purposes only. The transaction referenced in this financing statement is a lease."

(7) Filed with Nebraska Secretary of State.

(8) Filed with Nebraska Secretary of State.

(9) Filed with Nebraska Secretary of State. Filing states that "filing is for informational purposes only".

(10) Filed with Texas Secretary of State.

10.      ISI Commercial Refrigeration, L.P. has a lien on listed equipment. (11)

11. The following parcel of real property is subject to a mortgage held by JeffersonPilot Life Insurance Company, with its administrative offices located in Greensboro, NC: Campus Bookstore

                  1649 W. Cumberland Avenue
                  Knoxville, TN

---------------------

(11) Filed with Texas Secretary of State.

                         ACKNOWLEDGEMENT AND CONSENT(1)

         The undersigned hereby acknowledges receipt of a copy of the Guarantee and Collateral Agreement, dated as of February 13, 1998, as amended and restated as of December 10, 2003, and as further amended and restated as of March 4, 2004 (the "Agreement"), made by the Grantors parties thereto for the benefit of JPMORGAN CHASE BANK, as Administrative Agent. The undersigned agrees for the benefit of the Administrative Agent and the other Secured Parties as follows:

         1. The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

         2. The undersigned will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.6(a) of the Agreement.

         3. The terms of Sections 6.3(a) and 6.7 of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(a) or 6.7 of the Agreement.

                                        [NAME OF ISSUER]

                                        By:_____________________________________
                                           Title:

                                        Address for Notices:

                                        Attention:
                                        Fax:

SECTION 1. ________________________________

(1) This consent is necessary only with respect to any Issuer which is not also a Grantor. This consent may be modified or eliminated with respect to any Issuer that is not controlled by a Grantor. If a consent is required, its execution and delivery should be included among the conditions to the initial borrowing specified in the Credit Agreement.

                                                                      Annex 1 to
                                              Guarantee and Collateral Agreement

         ASSUMPTION AGREEMENT, dated as of ________________________, 200_, made by ______________________________, a ______________ corporation (the "Additional
Grantor"), in favor of JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "Administrative Agent") for the banks and other financial institutions (the "Lenders") parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

                                   WITNESSETH:

         WHEREAS, NBC Holdings Corp. ("SuperHoldings"). NBC Acquisition Corp. ("Holdings"), Nebraska Book Company, Inc. (the "Borrower"), the Lenders and the Administrative Agent have entered into a Credit Agreement, dated as of February 13, 1998, as amended and restated as of December 10, 2003, and as further amended and restated as of March 4, 2004 (as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"):

         WHEREAS, in connection with the Credit Agreement, SuperHoldings, Holdings, the Borrower and certain of their Affiliates (other than the Additional Grantor) have entered into the Amended and Restated Guarantee and Collateral Agreement, dated as of February 13, 1998, as amended and restated as of December 10, 2003, and as further amended and restated as of March 4, 2004 (as further amended, supplemented or otherwise modified from time to time, the "Guarantee and Collateral Agreement") in favor of the Administrative Agent for the benefit of the Secured Parties;

         WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

         WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

         NOW, THEREFORE, IT IS AGREED:

         1. Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.15 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules______________________(1) to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement

SECTION 1. ___________________________

(1)      Refer to each Schedule which needs to be supplemented.

is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

         2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                       [ADDITIONAL GRANTOR]

                                       By:______________________________________
                                          Name:
                                          Title: